ZEDGE™

is the app you've never heard of with **35 million monthly active users.**


Wallpapers
FEATURED
CATEGORIES
PREMIUM
Live Wallpapers
Bertil Hansen
Live Wallpapers
PREMIUM
Wallpapers

Company Overview
July 2019

ZEDGE, Inc. 2019

Safe Harbor Statement

This presentation contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Zedge's future performance;
- projections of Zedge's results of operations or financial condition;
- statements regarding Zedge's plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Zedge's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge's control. Such known and unknown risks, uncertainties and other factors may cause Zedge's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Zedge's periodic reports filed with the Securities and Exchange Commission.

Zedge cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Market Snapshot

Ticker	NYSE American: ZDGE
Share Price*	$1.56
Shares Outstanding	10.4MM
Public Float	7.3MM
Market Capitalization*	$16.8MM
Cash and Cash Equivalents**	$1.9MM
Working Capital**	$1.8MM
Insider Ownership	31.7%
Institutional Ownership	13.6%
Fiscal Year	Aug 1 - Jul 31
Valuation per Monthly Active U	$0.51

Insider Ownership

Michael Jonas	Chairman	17.0%
Tom Arnoy	Co -Founder & CEO	5.4%
Howard Jonas	Vice Chairman	4.5%
Jonathan Reich	CFO / COO	2.4%
Tim Quirk	SVP, Product	1.2%
Board of Directors		1.2%
Insider Ownership - Total		**31.7%**

* *As of market close on July 23, 2019*
** *As of April 30, 2019*

About Zedge

Zedge offers a state of the art digital publishing platform that powers our consumer-facing app availing users with a host of digital content – wallpapers, video wallpapers, ringtones, and stickers – and soon to be enhanced with streaming content and chat stories. Our creators are amateur and professional artists as well as new and major brands who can easily launch a virtual storefront in Zedge where they can market and sell their content to our user base. Our app has been downloaded close to 400 million times, boasts ~35 million monthly active users and has consistently averaged in the 'Top 40' most popular free apps in Google Play in the US.



Cumulative App Installs
400MM
300MM
200MM
100MM
Launched Android App
Launched iOS App
50 Best Android Apps : Time Magazine
Best Apps Google Play
ZDGE starts trading on NYSE American
Launched Zedge Premium Marketplace
Acquired Freeform Development
Opened Vilnius Innovation Center
Nicki Minaj Promo
Introduced Paid Subscriptions
80,000 Paying Subscribers
Oct '09
Apr '10
Oct '10
Apr '11
Oct '11
Apr '12
Oct '12
Apr '13
Oct '13
Apr '14
Oct '14
Apr '15
Oct '15
Apr '16
Oct '16
Apr '17
Oct '17
Apr '18
Oct '18
Apr '19

Zedge's Vision

Capitalize on our material customer base as source of low cost user growth by offering relevant content from artists and creators via our self publishing platform, resulting in increased frequency of use a critical revenue driver.



Attract More Artists
Distribute and Sell Content
Increase Frequency Of Use
Revenue Expansion
Lower CAC
Grow User Base
ZEDGE™

Zedge Platform - 2017



ASO
Press
SEO
Zedge App
Content Library
Wallpapers
Ringtones
Notifications
Low
Frequency of Use
Search & Discovery
Analytics / BI
CMS
Monetization
APIs
Zedge Publishing Platform
Social Creators

Opportunities

- Exceptionally efficient user acquisition engine (hundreds of millions of organic installs)
- Massive reach with tens of millions of active installs*

Challenges

- Low frequency of use
- Limited penetration on iOS
- Business model is primarily ad-based
- Inability to work with license holders

* Active installs is the number of devices have an installed instance of the Zedge app.

Zedge Platform - 2018

Opportunities
- Ability to benefit from Zedge as an efficient user acquisition channel
- Expansion into new personalization and social content verticals
- Introduced new monetization channels (ex. tokens, rentals, etc.)
- Artists like the self-serve platform

Challenges
- Limited penetration on iOS
- Business model is still primarily ad based
- Low priced SKUs for personalization content
- Tier 1 customer base eroded with T3 growing



ASO
Press
SEO
Zedge App
Content Library
Wallpapers
Video Wallpapers
Ringtones
Notifications
Stickers
Low Frequency of Use
Search & Discovery
Analytics / BI
Marketplace
Marketing Tools
Self Publishing Tools
CMS
Monetization/ eCommerce
APIs
Zedge Publishing Platform
Artists
Brands
Social Creators

Zedge Platform - 2019

~400MM Installs / ~60MM Active Installs / ~35MM MAU



ASO
Press
SEO
Zedge App
Content Library
Wallpapers
Video Wallpapers
Ringtones
Notifications
Stickers
Chat Stories
Indie Music
Features for ___?
Low Frequency of Use
High Frequency of Use
Zedge New App #1
Zedge New App #2
Zedge New App #N
Search & Discovery
Analytics / BI
Marketplace
Marketing Tools
Self Publishing Tools
CMS
Monetization/ eCommerce
APIs
Zedge Publishing Platform
Artists
Brands
Social Creators

Opportunities

- Ability to benefit from Zedge as an efficient user acquisition channel
- Offer new verticals that align with our existing customer demographics and have high frequency of use
- Monetization via subscription (rich SKUs), IAPs, and advertising which works well with a high frequency of use
- Paid user acquisition can work
- Reinvigorating market growth in Tier 1 markets
- Opens iOS market to growth

Challenges

- Changes our unique value proposition
- Identifying the right verticals
- Content acquisition
- Establishing partnerships

Publishing Platform In Action

Win Win. Artists Monetize I P. Users Enjoy Great Content.

Brands and **artists** make money by launching their virtual stores in Zedge

- Reach 35 million monthly-active-users

- Generate revenue with:
  - In app purchases
  - Advertising paywalls
  - Merchant / ticket sales
  - Brands and artists keep 70% of net revenues

- Manage storefront via:
  - Self-serve publishing platform
  - Analytics dashboards
  - Revenue reporting
  - Marketing specials



Dashboard
Artists
Marketing
App layout
Customers
Applicants
Reports
Payments
Retailers
UNLOCKS
2.6mil
UNIQUE USERS
2.5mil
NET REVENUE
$21084.97
Daily overview



Dashboard
Artists
Marketing
App layout
Customers
Applicants
Reports
Payments
Retailers
Split by revenue type
Top artists
My Name is Bone
Live Nature
The Jan Ove
Phone Faces
Electric Animation
Top wallpapers
Blood XX
Five Dead
Monocle
Epic Hot Head
Top livewp
Monocle
Let me in!
Ghost Hand
He's Got Blue Eyes!
Hey there!
Tim

Publishing Platform In Action

Reach Tens Of Millions Of Users A Week



10:15
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CATEGORIES
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Secret Life of Pets 2
A gruff farm dog tries to cure Max the terrier of his neuroses when he takes a trip to the country.
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PETS 2
THE FINAL TRAILER
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Secret Life of Pets 2

Homepage Promo | Dedicated Storefront | Wallpapers

We **promote** premium content via:

- Homepage placement in app
- Push Notifications
- In app messages
- Video Interstitials
- Facebook and other social media

Sample brands / artists promoting on Zedge

- Hollywood: Sony, Warner Brothers, Ilumination…
- Music: Nicki Minaj, Paul McCartney, Lil Wayne, 5SOS, Offset, Britney Spears…
- Other: Grump Cat, Popeye, Betty Boop…

"In addition to working with the music streaming companies, we chose Zedge to further engage with fans not only through music, but through art as well. Zedge has proven itself as a significant distribution channel for artists."

~**Mack Maine**, *President of Lil Wayne's Young Money Records*

ZEDGE, Inc. 2019

A Publishing Platform Made for Artists

Enables Creators To Make Money Immediately. No Strings Attached.


5 Seconds of Summer
EASIER // OUT NOW
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Frederick
Perception creates reality.
For custom animations reach out to me!
FredDBAnimation@gmail.com
https://www.instagram.com/frederickdbames/
Live Wallpapers by Van
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Artist Name
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Grumpy Cat
Grumpy Cat became a worldwide sensation after her photo was posted on the internet.
(Grumpy Cat and Related Artwork © And ® Grumpy Cat Limited. Used Under License.)
http://www.grumpycats.com/
ALL
MERCH
WALLPAPERS
T-SHIRTS
Wallpapers
Meh
T-Shirts

We provide an easy to use, self-serve platform, where artists can manage their storefront, promote their art, generate royalty reports, and run marketing specials.

"I definitely like the Premium section of Zedge. It's honestly one of the best collaborations I've ever done."
~**Landscape Photographer**, *October 2018*

ZEDGE

ZEDGE, Inc. 2019

~35,000,000

customers use the Zedge app, monthly, to personalize their phone

Meet The Users

(Android)

OUR USERS ARE…

- Entertainment Addicts
- Social Influencers
- Sports Fans
- Gamers

BY GENDER



46% 54%

BY AGE


18-24
25-34
35-44
45-54
55+
0%
25%

BY CONTINENT


North America 27%
Asia 19%
Europe 25%
ROW 29%

TOP PERSONAS


Video Streaming & Subscriptions
Music Streaming & Subscriptions
Photo & Video Enthusiasts
Sports Fans
Social Influencers
Gamers
50%
100%

AFFINITY AUDIENCES


Shoppers
Comics and Animation Fans
Technology
Pet Lovers
TV Lovers
Social Media Enthusiasts
50%
100%

Source: Google Analytics, Pushspring / comScore for US users

Monetization

Options To Meet All Needs

Revenue mix consists of:
- Advertising & sponsorship
- Subscription
- Virtual tokens

Focus on:
- Driving more subscription-based revenue
- Brand advertising deals
- Introducing new content verticals
- Gamifying app


Subscriptions
Virtual Tokens
Merchandising
Zedge's Marketplace
Brand collections
Programmatic advertising

Key Takeaways & Valuation

User Stats - Zedge	
Monthly active users	~35 million
Active installs	~60 million
Total installs	~400 million

Online Business Valuations* (Market Cap / MAU)	
Zedge	$0.48
Facebook	$242.65
Spotify	$122.12
Twitter	$87.58
Snap	$61.74
Pinterest	$48.80
PlutoTV	$28.33

* *Based on company estimates.*

- Customer base of 35 million monthly active users
- Leader in phone personalization with millions of pieces of content
- Unlocking our user's value with the introduction of new:
  - Monetization layers
  - Content verticals / partnerships in entertainment
- Marketing initiatives to address shift in geographic distribution of user base
  - Focus on driving growth in top tier markets
- Zedge Premium is in the early state of evolution
- iOS growth potential
- Likely need to raise growth capital

Thank you!

~35MM
Monthly Active Users

5.8MM Positive
Reviews

Top 25 Free Apps
Google Play
(5 years)

~100MM Search
Queries Monthly

~400MM Installs

Top 20
iTunes Ent.

Best Apps
Google Play

1.2MM
Facebook Likes

Jonathan Reich, CFO
+1.330.577.3424
jonathan.reich@zedge.net